Fees Summary	Aug. 27, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	1,576,233.73
Total Transaction Valuation	10,295,452,203.00
Total Offset Amount	0.00
Net Fee	$ 1,576,233.73